EXHIBIT 10.16.9

TENTH AMENDMENT TO LEASE

THIS TENTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 21st day of January, 2015 (the “Execution Date”), by and between BMR-ROGERS STREET LLC, a Delaware limited liability company (“Landlord,” as successor-in-interest to Rogers Street, LLC (“Original Landlord”)), and IRONWOOD PHARMACEUTICALS, INC., a Delaware corporation (“Tenant,” formerly known as Microbia, Inc.).

RECITALS

A.                                    WHEREAS, Original Landlord and Tenant entered into that certain Lease dated as of January 12, 2007, as amended by that certain First Amendment to Lease dated as of April 9, 2009, that certain Second Amendment to Lease dated as of February 9, 2010, that certain Third Amendment to Lease dated as of July 1, 2010, that certain Fourth Amendment to Lease dated as of February 3, 2011, that certain Fifth Amendment to Lease dated as of October 18, 2011, that certain Sixth Amendment to Lease dated as of July 19, 2012, that certain Seventh Amendment to Lease dated as of October 30, 2012 (the “Seventh Amendment”), that certain Eighth Amendment to Lease dated as of July 8, 2014 (the “Eighth Amendment”) and that certain Ninth Amendment to Lease dated as of October 27, 2014 (collectively, and as the same may have been heretofore further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 301 Binney Street in Cambridge, Massachusetts (the “Building”);

B.                                    WHEREAS, Landlord and Tenant, among other things, desire to memorialize certain terms relating to the Additional Premises Fifth Phase (as defined in the Seventh Amendment); and

C.                                    WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1.                                      Definitions.  For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein.  The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.”

2.                                      Additional Premises Fifth Phase.  The parties desire to memorialize certain terms relating to the Additional Premises Fifth Phase and hereby agree as follows:

BioMed Realty form dated 2/26/14

(a)                                 The Additional Premises Fifth Phase consists of 92,750 rentable square feet and 81,917 useable square feet.

(b)                                 The Additional Premises Fifth Phase, including associated off-floor mechanical space, is shown on the premises plans attached hereto as Exhibit A.

3.                                      Additional Premises Fifth Phase Stage 1.  Pursuant to Section 5 of the Seventh Amendment and Section 2 of the Eighth Amendment, the parties desire to memorialize certain terms relating to the Additional Premises Fifth Phase Stage 1 and hereby agree as follows:

(a)                                 Tenant’s subtenant, Biogen Idec MA Inc. (“Biogen”) took physical occupancy of the Additional Premises Fifth Phase Stage 1 on November 15, 2014 (the “Biogen Occupancy Date”).

(b)                                 The Additional Premises Fifth Phase Stage 1 consists of 23,188 rentable square feet and 20,480 useable square feet.

(c)                                  Nine Hundred Twenty-Seven Thousand Five Hundred Twenty and 00/100 Dollars ($927,520.00) of the Additional Premises Fifth Phase Finish Work Allowance (as defined in Section 13 of the Seventh Amendment) was allocated to the Additional Premises Fifth Phase Stage 1.

(d)                                 Tenant’s Pro Rata Share of 58.90% set forth in Section 2 of the Eighth Amendment is hereby deleted and replaced with 58.89%, which new Pro Rata Share shall retroactively apply as of December 1, 2013.

(e)                                  Pursuant to Section 2 of the Eighth Amendment, the Additional Premises Fifth Phase Stage 1 Rent Commencement Date was December 1, 2013, and Tenant shall continue paying Base Rent, Tenant’s Pro Rata Share of Operating Expenses, Tenant’s Pro Rata Share of Taxes, Tenant’s Pro Rata Share of Landlord’s insurance premiums related to the Building and all other Additional Rent with respect to the Additional Premises Fifth Phase Stage 1 for the remainder of the Term, as extended by the Extension Term (as defined in Section 14 of the Seventh Amendment).

4.                                      Additional Premises 1st Floor Pro Rata Share. Tenant’s Pro Rata Share of 61.10% set forth in Section 7 of the Eighth Amendment is hereby deleted and replaced with 61.08%, which new Pro Rata Share shall retroactively apply as of the Additional Premises 1st Floor Term Commencement Date (as defined in Section 5 of the Eighth Amendment), subject to abatement as set forth in Sections 7 and 8 of the Eighth Amendment.

5.                                      Additional Premises Fifth Phase Stage 2.  Pursuant to Section 6 of the Seventh Amendment and Section 9 of the Eighth Amendment, the parties desire to memorialize certain terms relating to the Additional Premises Fifth Phase Stage 2 and hereby agree as follows:

(a)                                 Biogen took physical occupancy of the Additional Premises Fifth Phase Stage 2 on the Biogen Occupancy Date.

(b)                                 The Additional Premises Fifth Phase Stage 2 consists of 23,188 rentable square feet and 20,480 useable square feet.

(c)                                  Nine Hundred Twenty-Seven Thousand Five Hundred Twenty and 00/100 Dollars ($927,520.00) of the Additional Premises Fifth Phase Finish Work Allowance was allocated to the Additional Premises Fifth Phase Stage 2.

(d)                                 Tenant’s Pro Rata Share of 66.96% set forth in Section 9 of the Eighth Amendment is hereby deleted and replaced with 66.93%, which new Pro Rata Share shall retroactively apply as of June 1, 2014.

(e)                                  Pursuant to Section 9 of the Eighth Amendment, the Additional Premises Fifth Phase Stage 2 Rent Commencement Date was June 1, 2014 and Tenant shall continue paying Base Rent, Tenant’s Pro Rata Share of Operating Expenses, Tenant’s Pro Rata Share of Taxes, Tenant’s Pro Rata Share of Landlord’s insurance premiums related to the Building and all other Additional Rent with respect to the Additional Premises Fifth Phase Stage 2 for the remainder of the Term, as extended by the Extension Term.

6.                                      Additional Premises Fifth Phase Stage 3.  Pursuant to Section 7 of the Seventh Amendment and Section 3 of the Eighth Amendment, the parties desire to memorialize certain terms relating to the Additional Premises Fifth Phase Stage 3 and hereby agree as follows:

(a)                                 Biogen took physical occupancy of the Additional Premises Fifth Phase Stage 3 on the Biogen Occupancy Date.

(b)                                 The Additional Premises Fifth Phase Stage 3 consists of 23,187 rentable square feet and 20,479 useable square feet.

(c)                                  Nine Hundred Twenty-Seven Thousand Four Hundred Eighty and 00/100 Dollars ($927,480.00) of the Additional Premises Fifth Phase Finish Work Allowance was allocated to the Additional Premises Fifth Phase Stage 3.

(d)                                 The Additional Premises Fifth Phase Stage 3 Rent Commencement date is the Biogen Occupancy Date, and from and after the Biogen Occupancy Date, Tenant’s Pro Rata Share shall be increased to 72.78% to reflect inclusion of the Additional Premises Fifth Phase Stage 3; provided, however, that pursuant to Section 3 of the Eighth Amendment, Tenant shall not be required to pay Base Rent, Tenant’s Pro Rata Share of Operating Expenses, Tenant’s Pro Rata Share of Taxes, Tenant’s Pro Rata Share of Landlord’s insurance premiums related to the Building and all other Additional Rent with respect to the Additional Premises Fifth Phase Stage 3 until April 1, 2015 (i.e., Base Rent, Tenant’s Pro Rata Share of Operating Expenses, Tenant’s Pro Rata Share of Taxes, Tenant’s Pro Rata Share of Landlord’s insurance premiums related to the Building and all other Additional Rent with respect to the Additional Premises Fifth Phase Stage 3 shall be abated for the period from the Biogen Occupancy Date through March 31, 2015.)  Tenant shall, however, be required to pay Tenant’s Pro Rata Share of Landlord’s expenses for utilities with respect to Additional Premises Fifth Phase Stage 3 commencing on the Biogen Occupancy Date.

7.                                      Additional Premises Fifth Phase Stage 4.  Pursuant to Section 8 of the Seventh Amendment and Section 3 of the Eighth Amendment, the parties desire to memorialize certain terms relating to the Additional Premises Fifth Phase Stage 4 and hereby agree as follows:

(a)                                 Biogen took physical occupancy of the Additional Premises Fifth Phase Stage 4 on the Biogen Occupancy Date.

(b)                                 The Additional Premises Fifth Phase Stage 4 consists of 23,187 rentable square feet and 20,478 useable square feet.

(c)                                  Nine Hundred Twenty-Seven Thousand Four Hundred Eighty and 00/100 Dollars ($927,480.00) of the Additional Premises Fifth Phase Finish Work Allowance was allocated to the Additional Premises Fifth Phase Stage 4.

(d)                                 The Additional Premises Fifth Phase Stage 4 Rent Commencement date is the Biogen Occupancy Date, and from and after the Biogen Occupancy Date, Tenant’s Pro Rata Share shall be increased to 78.63%, which Pro Rata Share reflects the inclusion of the Additional Premises Fifth Phase Stage 3 and the Additional Premises Fifth Phase Stage 4; provided, however, that pursuant to Section 3 of the Eighth Amendment, Tenant shall not be required to pay Base Rent, Tenant’s Pro Rata Share of Operating Expenses, Tenant’s Pro Rata Share of Taxes, Tenant’s Pro Rata Share of Landlord’s insurance premiums related to the Building and all other Additional Rent with respect to the Additional Premises Fifth Phase Stage 4 until June 1, 2016 (i.e., Base Rent, Tenant’s Pro Rata Share of Operating Expenses, Tenant’s Pro Rata Share of Taxes, Tenant’s Pro Rata Share of Landlord’s insurance premiums related to the Building and all other Additional Rent with respect to the Additional Premises Fifth Phase Stage 4 shall be abated for the period from the Biogen Occupancy Date through May 31, 2016.)  Tenant shall, however, be required to pay Tenant’s Pro Rata Share of Landlord’s expenses for utilities with respect to Additional Premises Fifth Phase Stage 4 commencing on the Biogen Occupancy Date.

8.                                      Parking.  In addition to any existing rights of Tenant to parking spaces under the Lease, commencing on the Biogen Occupancy Date, Landlord shall provide Tenant with (a) sixteen (16) additional parking spaces allocated to the Additional Premises Fifth Phase Stage 3 (the “Additional Premises Fifth Phase Stage 3 Parking Spaces”) and (b) fifteen (15) additional parking spaces allocated to the Additional Premises Fifth Phase Stage 4 (the “Additional Premises Fifth Phase Stage 4 Parking Spaces”).  Tenant shall pay to Landlord as Additional Rent, Landlord’s then-current prevailing monthly rate for parking spaces for such Additional Premises Fifth Phase Stage 3 Parking Spaces and such Additional Premises Fifth Phase Stage 4 Parking Spaces.  Tenant’s use of the Additional Premises Fifth Phase Stage 3 Parking Spaces and the Additional Premises Fifth Phase Stage 4 Parking Spaces provided hereunder and Tenant’s rights with respect thereto (including (without limitation) limitations on increase in the prevailing monthly rate for parking spaces) shall otherwise be in accordance with the terms of Section 2.01(d) of the Lease.

9.                                      Conversion of Core Space.  Tenant hereby acknowledges that Landlord has completed the renovation of the Converted Space to a “Warm Shell Condition” and timely delivered the same to Tenant, all as required by Section 12 of the Eight Amendment.

10.                               Broker. Tenant represents and warrants that other than CB Richard Ellis, Inc. (“Broker”), it has had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment, and that it knows of no real estate broker or agent that is or might be entitled to a commission in connection with the representation of Tenant in connection with this Amendment.  Broker is not entitled to any commission pursuant to this Amendment.

(a)                                 Tenant represents and warrants that no broker or agent has made any representation or warranty relied upon by Tenant in Tenant’s decision to enter into this Amendment, other than as contained in this Amendment.

(b)                                 Tenant acknowledges and agrees that the employment of brokers by Landlord is for the purpose of solicitation of offers of leases from prospective tenants and that no authority is granted to any broker to furnish any representation (written or oral) or warranty from Landlord unless expressly contained within this Amendment.  Landlord is executing this Amendment in reliance upon Tenant’s representations, warranties and agreements contained within Section 10, Section 10(a) and this Section 10(b).

(c)                                  Tenant agrees to indemnify, save, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any other broker or agent, other than Broker, employed or engaged by Tenant or claiming to have been employed or engaged by Tenant.

(d)                                 Landlord shall pay any commission, fee or other compensation due to any Landlord broker(s) in connection with this Amendment.  Landlord agrees to indemnify, save, defend and hold Tenant harmless from any and all cost or liability for compensation claimed by any broker or agent employed or engaged by Landlord or claiming to have been employed or engaged by Landlord.

11.                               No Default.  Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

12.                               Effect of Amendment.  Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed.  In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.  From and after the date hereof, the term “Lease” as used in the Lease shall mean the Existing Lease, as modified by this Amendment.

13.                               Successors and Assigns.  Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees.  Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

14.                               Miscellaneous.  This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof.  All exhibits hereto are incorporated herein by reference.  Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

15.                               Authority.  Landlord and Tenant have all necessary and proper authority, without the need for the consent of any other person or entity, other than any consents that have been obtained, to enter into and perform under this Amendment.

16.                               Counterparts; Facsimile and PDF Signatures.  This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.  A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as a sealed Massachusetts instrument as of the date and year first above written.

LANDLORD:

BMR-ROGERS STREET LLC,
a Delaware limited liability company

By:	/s/ William F. Kane
Name:	William F. Kane
Title:	Vice President, Leasing & Development

TENANT:

IRONWOOD PHARMACEUTICALS, INC.,
a Delaware corporation

By:	/s/ Thomas Graney
Name:	Thomas Graney
Title:	CFO